Evergreen North Carolina Municipal Bond Fund: Semiannual Report as of February 28, 2003

table of contents

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER INTERVIEW
8	FINANCIAL HIGHLIGHTS
12	SCHEDULE OF INVESTMENTS
22	STATEMENT OF ASSETS AND LIABILITIES
23	STATEMENT OF OPERATIONS
24	STATEMENTS OF CHANGES IN NET ASSETS
25	NOTES TO FINANCIAL STATEMENTS
32	TRUSTEES AND OFFICERS

This semiannual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2003.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc., 90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS

April 2003

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer
Dear Evergreen Shareholder:

We are pleased to provide the semiannual report for Evergreen North Carolina Municipal Bond Fund, which covers the six-month period ended February 28, 2003.

Market analysis

The municipal bond market was not excluded from the overall volatility in the financial markets over the past six months. Uncertainty over the strength of the economic recovery and fears of war and terror combined to frequently threaten those in the fixed income markets. While strength in stocks during the early autumn competed with bonds for investment dollars, those investors employing proper diversification strategies managed to weather the storm on a relative basis. Particularly in the municipal market, those investors who paid heed to duration and quality during the volatility were able to manage risk effectively. And managing risk was extremely important in both total return and relative performance. While many other areas within the financial markets remained in turmoil, many municipal bond investors benefited from increased valuations and falling yields due in part to increased geopolitical risks, uncertainty related to the strength of the economic recovery, and continued volatility in the equity markets.

Several developments occurred in 2002 and these trends may continue in coming months. First, the weaker-than-expected recovery resulted in lower tax receipts for most municipalities, increasing the need for new debt issuance. Second, the increased supply was met by healthy demand for bonds that were suitable for a broad range of investment needs. Third, many

LETTER TO SHAREHOLDERS continued

investors exiting the equity markets placed their assets in short-term, liquid issues. This enabled many tax-free money market funds to also perform well. Finally, longer-dated issues outperformed, benefiting from both price increases and declining yields.

Perhaps the most interesting development was the solid performance of many bonds despite the increased supply. Ordinarily, extra supply hinders return potential, yet uncertainty in the equity markets resulted in higher-than-normal demand for tax-exempt income securities. Money flowed from equity funds due to the uncertain economy, and as geopolitical uncertainty increased, flows increased further into a wide variety of bond structures.

So far, 2003 has not offered compelling arguments for a surge in economic growth. As a result, investor sentiment remains low, as potential war with Iraq and concerns over terrorism are keeping many equity investors on the sidelines. With the prospects for moderate economic growth, and many municipalities needing resources to fund programs, issuance could once again increase in the coming year. The degree of clarity on the geopolitical situation will determine whether or not this issuance is met with investor demand. If investors continue to underweight stocks, the increased issuance should not dilute opportunities within the municipal bond market. If investors sense an end to the global turmoil, demand may not satisfy supply.

Until economic growth improves in conjunction with the clarity on the geopolitical situation in the second half of the year, we expect interest rates to remain at 40-year lows. Unemployment rates in the range of 6% and global tensions should potentially keep the Federal Reserve Board on the sidelines for much of 2003. As the markets sense an improved outlook, however, interest rates could begin a gradual climb in the second half of the year. We believe those portfolios adopting long-term defensive strategies involving quality and yield could be adequately positioned for this scenario.

LETTER TO SHAREHOLDERS continued

Importance of diversification

The volatility we have experienced in the financial markets over the past several months offers many reasons for building and maintaining a diversified portfolio rather than making investment decisions based on anticipated market movements. Exposure to various types of investments should remain a key component of a well-balanced portfolio. Establishing a Systematic Investment Plan* (SIP) can also be an effective tool to help you achieve your investment goals. As with all investment decisions, remember to consult your financial advisor to develop a strategy that will support your long-term objectives.

Please visit EvergreenInvestments.com for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events, through the “About Evergreen Investments” menu tab. Thank you for your continuing support of Evergreen Investments.

William M. Ennis
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

*A regular investment program neither provides assurance of making a profit nor guarantees against loss in a declining market. You should consider your ability to make regular investments through periods of fluctuating price levels before choosing any regular investment plan.

FUND AT A GLANCE

as of February 28, 2003

“We believe municipal bonds should perform well, as long as geopolitical concerns and economic uncertainty loom.”

PORTFOLIO MANAGEMENT

Richard K. Marrone

CURRENT INVESTMENT STYLE1

PERFORMANCE AND RETURNS2

Portfolio Inception Date: 1/11/1993
	Class A	Class B	Class C	Class I
Class Inception Date	1/11/1993	1/11/1993	3/27/2002	2/28/1994

6-month return with sales charge	-1.60%	-2.08%	0.86%	N/A

6-month return w/o sales charge	3.31%	2.92%	2.92%	3.43%

Average Annual Returns*

1 year with sales charge	2.40%	1.69%	4.73%	N/A

1 year w/o sales charge	7.49%	6.69%	6.75%	7.75%

5 year	3.81%	3.69%	4.46%	5.08%

10 year	4.96%	4.73%	5.30%	5.71%

Maximum Sales Charge	4.75%	5.00%	1.00%	N/A
	Front End	CDSC	Front End
			1.00%
			CDSC

30-day SEC yield	3.78%	3.20%	3.19%	4.21%

Tax-Equivalent Yield**	6.16%	5.21%	5.20%	6.86%

6-month income dividends per share	$0.21	$0.17	$0.17	$0.22

* Adjusted for maximum applicable sales charge, unless noted.
** Assumes maximum 38.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

1 Source: Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes C and I prior to its inception is based on the performance of Class A, one of the original classes offered along with Class B. The historical returns for Classes C and I have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had not been reflected, returns for Class C would have been lower and returns for Class I would have been higher. The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

FUND AT A GLANCE continued

LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen North Carolina Municipal Bond Fund Class A shares,2 versus a similar investment in the Lehman Brothers Municipal Bond Index (LBMBI) and the Consumer Price Index (CPI).

The LBMBI is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only available to investment advisory clients of an investment advisor of an Evergreen fund (or the investment advisor’s affiliates) through special arrangements entered into on behalf of Evergreen funds with certain financial service firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

The fund’s yield will fluctuate, and there can be no guarantee that the fund will achieve its objective or any particular tax-exempt yield. Income may be subject to federal alternative minimum tax.

Funds that concentrate their investments in a single state may face increased risk of price fluctuation over more diversified funds due to adverse developments within that state.

All data is as of February 28, 2003, and subject to change.

PORTFOLIO MANAGER INTERVIEW

How did the fund perform?

The fund’s Class A shares had a total return of 3.31% for the six-month period ended February 28, 2003, excluding any applicable sales charges. During the same period, the Lehman Brothers Municipal Bond Index (LBMBI) returned 3.36%, while the median return of funds in Lipper’s North Carolina municipal debt funds classification was 3.18%. Lipper, Inc. is an independent monitor of mutual fund performance.

PORTFOLIO CHARACTERISTICS

Total Net Assets	$711,172,967

Average Credit Quality*	AA+

Effective Maturity	7.2 Years

Average Duration	5.5 Years

* Source: Standard & Poor’s

What was the investment environment like during the period?

Concerns about a weak U.S. economy and geopolitical issues pushed interest rates lower and bond prices higher during the period. In this environment, the municipal bond yield curve steepened, with yields on shorter-maturity bonds declining more than those of longer-maturity bonds. By the end of the period, the yield spread between two-year and 30-year municipal bonds reached 3.42%, the widest since the early 1980s. Over the six months, yields on bonds with five-year maturities declined 0.24%; yields on 10-year bonds dropped 0.09%; yields on 15-year bonds went down 0.15%; and yields on 20-year bonds fell 0.19%. The decline in yields and upturn in prices occurred with considerable volatility. From September 1, 2002 through February 28, 2003, the yield on AAA-rated one-year and five-year municipal bonds moved within a range of 0.70%; yields on 10-year bonds fluctuated by 0.66%; 15-year bonds about 0.55%; and 20-year bonds by 0.52%.

PORTFOLIO QUALITY
(as a percentage of 2/28/2003 market value of bonds)

What affected performance?

We continued to emphasize income and yield and to minimize price volatility. We focused investments on intermediate-term bonds, which had attractive yields and limited risk. Because intermediate-term bonds are more stable, they provided a cushion against the larger negative price movements of longer-maturity bonds when interest rates rose in October and November 2002. The fund’s duration was modestly long during the six-month period. Duration measures a bond’s price volatility as a result of changes in interest rates. Because interest rates declined for much of the period, the longer duration benefited results as bond prices rose.

Yield spreads between lower-quality and higher-quality bonds were tight; therefore, we saw little advantage in emphasizing lower-quality securities. We focused mainly

PORTFOLIO MANAGER INTERVIEW continued

on AAA and AA-rated bonds and only selectively added A and BBB-rated securities. We avoided most corporate-backed debt, especially in the airline and utility sectors. However, we found opportunity in new issues of tobacco bonds, which are backed by the proceeds from the tobacco litigation settlement, in which companies agree to pay states for damages associated with the health costs of tobacco. Tobacco bonds offered good value, attractive yields and relative stability.

PORTFOLIO COMPOSITION
(as a percentage of 2/28/2003 portfolio assets)

The supply of new municipal bonds set a record in 2002? What accounted for this new issuance?

Approximately $357 billion of new municipal issues were sold during 2002, as state and local governments looked to the credit markets to finance growth during a period of declining tax revenues. As states came to terms with budget shortfalls, extremely low interest rates provided them with an incentive to borrow money at relatively cheap costs.

What was the environment like in North Carolina?

Like many states, declines in capital gains taxes and personal and corporate taxes created a substantial budget gap in North Carolina. As a result, Moody’s Investors Service, an independent credit rating company, downgraded its ratings on the state’s general obligation bonds from Aaa to Aa1. The downgrade did not have a significant impact on the state’s cost of financing, however. North Carolina ended 2002 with a revenue shortfall of $1.4 billion; however, it is expected to cut that to approximately $500 million for fiscal 2003. The three major rating agencies--Standard and Poor’s, Moodys Investors Services and Fitch--have maintained a stable ratings outlook for the state.

What is your outlook for the next six months?

Over the past 18 years, the municipal market has begun the calendar year with stability and a firm tone. This usually lasts until approximately March or April when the market weakens, only to regain strength during the summer. We believe municipal bonds should perform well, as long as geopolitical concerns and economic uncertainty loom. Interest rates are at 40-year lows, and we expect that rates will end 2003 higher. We believe the fund is well positioned for this type of an environment and has the potential to perform competitively against its competitors when interest rates rise.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended February 28, 2003 (unaudited)
		Year Ended August 31,
		2002	2001	2000	1999	1998
CLASS A
Net asset value, beginning of period	$10.43	$10.36	$10.00	$10.19	$10.84	$10.37
Income from investment operations
Net investment income	0.21	0.49	0.50	0.50	0.50	0.51
Net realized and unrealized gains or losses on securities	0.13	0.07	0.36	-0.13	-0.59	0.47
Total from investment operations	0.34	0.56	0.86	0.37	-0.09	0.98
Distributions to shareholders from
Net investment income	-0.21	-0.49	-0.50	-0.50	-0.50	-0.51
Net realized gains	0	0	0	-0.06	-0.06	0
Total distributions to shareholders	-0.21	-0.49	-0.50	-0.56	-0.56	-0.51
Net asset value, end of period	$10.56	$10.43	$10.36	$10.00	$10.19	$10.84
Total return[1]	3.31%	5.56%	8.85%	3.87%	-0.92%	9.66%
Ratios and supplemental data
Net assets, end of period (thousands)	$81,220	$72,700	$35,930	$22,859	$17,990	$15,768
Ratios to average net assets
Expenses[2]	0.70%[3]	0.65%	0.60%	0.56%	0.49%	0.56%
Net investment income	4.11%[3]	4.65%	4.96%	5.05%	4.72%	4.81%
Portfolio turnover rate	10%	20%	10%	25%	41%	53%

1.  Excluding applicable sales charges

2.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

3.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended February 28, 2003 (unaudited)
		Year Ended August 31,
		2002	2001	2000	1999	1998
CLASS B
Net asset value, beginning of period	$10.43	$10.36	$10.00	$10.19	$10.84	$10.37
Income from investment operations
Net investment income	0.17	0.40	0.42	0.42	0.42	0.43
Net realized and unrealized gains or losses on securities	0.13	0.08	0.36	-0.12	-0.59	0.47
Total from investment operations	0.30	0.48	0.78	0.30	-0.17	0.90
Distributions to shareholders from
Net investment income	-0.17	-0.41	-0.42	-0.43	-0.42	-0.43
Net realized gains	0	0	0	-0.06	-0.06	0
Total distributions to shareholders	-0.17	-0.41	-0.42	-0.49	-0.48	-0.43
Net asset value, end of period	$10.56	$10.43	$10.36	$10.00	$10.19	$10.84
Total return[1]	2.92%	4.77%	8.05%	3.10%	-1.66%	8.85%
Ratios and supplemental data
Net assets, end of period (thousands)	$18,273	$18,372	$24,542	$35,847	$46,042	$49,320
Ratios to average net assets
Expenses[2]	1.45%[3]	1.40%	1.34%	1.31%	1.23%	1.33%
Net investment income	3.34%[3]	3.96%	4.21%	4.29%	3.96%	4.07%
Portfolio turnover rate	10%	20%	10%	25%	41%	53%

1.  Excluding applicable sales charges

2.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

3.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended February 28, 2003 (unaudited)
		Year Ended August 31, 2002[1]

CLASS C
Net asset value, beginning of period	$10.43	$10.09
Income from investment operations
Net investment income	0.17	0.17
Net realized and unrealized gains or losses on securities	0.13	0.34
Total from investment operations	0.30	0.51
Distributions to shareholders from
Net investment income	-0.17	-0.17
Net asset value, end of period	$10.56	$10.43
Total return[2]	2.92%	5.08%
Ratios and supplemental data
Net assets, end of period (thousands)	$2,845	$875
Ratios to average net assets
Expenses[3]	1.45%[4]	1.40%[4]
Net investment income	3.31%[4]	3.14%[4]
Portfolio turnover rate	10%	20%

1.  For the period from March 27, 2002 (commencement of class operations), to August 31, 2002.

2.  Excluding applicable sales charges

3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

4.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended February 28, 2003 (unaudited)
		Year Ended August 31,
		2002	2001	2000	1999	1998
CLASS I1
Net asset value, beginning of period	$10.43	$10.36	$10.00	$10.19	$10.84	$10.37
Income from investment operations
Net investment income	0.22	0.51	0.52	0.52	0.52	0.54
Net realized and unrealized gains or losses on securities	0.13	0.07	0.36	-0.12	-0.58	0.47
Total from investment operations	0.35	0.58	0.88	0.40	-0.06	1.01
Distributions to shareholders from
Net investment income	-0.22	-0.51	-0.52	-0.53	-0.53	-0.54
Net realized gains	0	0	0	-0.06	-0.06	0
Total distributions to shareholders	-0.22	-0.51	-0.52	-0.59	-0.59	-0.54
Net asset value, end of period	$10.56	$10.43	$10.36	$10.00	$10.19	$10.84
Total return	3.43%	5.82%	9.12%	4.14%	-0.68%	9.93%
Ratios and supplemental data
Net assets, end of period (thousands)	$608,835	$599,628	$202,991	$217,202	$247,475	$256,231
Ratios to average net assets
Expenses[2]	0.45%[3]	0.39%	0.35%	0.31%	0.23%	0.20%
Net investment income	4.35%[3]	4.82%	5.21%	5.29%	4.96%	5.04%
Portfolio turnover rate	10%	20%	10%	25%	41%	53%

1.  Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

2.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

3.  Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

February 28, 2003 (unaudited)

	Credit Rating (v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS 100.2%
AIRPORT 3.2%
Charlotte, NC Arpt. RB:
Ser. B, 5.75%, 07/01/2012, (Insd. by MBIA)	AAA	$ 2,395,000	$ 2,685,154
Ser. B, 6.00%, 07/01/2015, (Insd. by MBIA)	AAA	2,755,000	3,123,289
Chicago, IL O’Hare Intl. Arpt. RB, Ser. A, 5.75%, 01/01/2017, (Insd. by MBIA)	AAA	10,000,000	11,041,000
Metropolitan Washington, DC Arpt. Auth. RB, Ser. A, 5.75%, 10/01/2016, (Insd. by FGIC)	AAA	4,125,000	4,625,362
Piedmont Triad Arpt. Auth., NC RB, Ser. A, 5.40%, 07/01/2012	AAA	1,050,000	1,160,229
22,635,034
CONTINUING CARE RETIREMENT COMMUNITY 0.3%
North Carolina Med. Care Commission Hosp. RB, 5.75%, 07/01/2019	NR	2,000,000	1,912,120
EDUCATION 5.7%
Greenville Cnty., SC Sch. Dist. Installment RB, 6.00%, 12/01/2021	AA-	8,700,000	9,733,212
Henderson Cnty., NC COP, Henderson Cnty. Sch. Proj., 5.00%, 03/01/2015, (Insd. by AMBAC)	AAA	1,630,000	1,760,775
Iredell Cnty., NC Pub. Facs. RB, 6.00%, 06/01/2016	Aaa	2,080,000	2,489,344
North Carolina Ed. Facs. Fin. Agcy. RRB, Davidson College Proj., 6.00%, 12/01/2012	AA	100,000	102,404
North Carolina Student Edl. Assistance Auth. RB:
Ser. A, 6.05%, 07/01/2010	A2	1,000,000	1,053,110
Ser. A, 6.30%, 07/01/2015	A2	2,000,000	2,094,060
Ser. C, 6.35%, 07/01/2016	A2	2,375,000	2,508,855
Univ. of North Carolina at Chapel Hill RB:
Ser. A, 5.38%, 12/01/2015	AA+	3,790,000	4,226,532
Ser. A, 5.38%, 12/01/2016	AA+	3,995,000	4,428,218
Univ. of North Carolina Sys. Pool RB:
5.00%, 10/01/2008, (Insd. by AMBAC)	AAA	1,300,000	1,467,141
5.75%, 10/01/2013, (Insd. by AMBAC)	AAA	1,255,000	1,449,613
5.75%, 10/01/2014, (Insd. by AMBAC)	AAA	1,330,000	1,533,357
5.75%, 10/01/2015, (Insd. by AMBAC)	AAA	1,125,000	1,288,924
Ser. A, 5.38%, 04/01/2016, (Insd. by AMBAC)	AAA	1,155,000	1,285,307
Ser. A, 5.38%, 04/01/2018, (Insd. by AMBAC)	AAA	2,385,000	2,622,069
Ser. A, 5.38%, 04/01/2019, (Insd. by AMBAC)	AAA	1,100,000	1,202,949
Ser. A, 5.38%, 04/01/2020, (Insd. by AMBAC)	AAA	1,155,000	1,256,432
40,502,302
ELECTRIC REVENUE 7.1%
North Carolina Eastern Muni. Pwr. Agcy. Pwr. Sys. RB:
Ser. A, 5.70%, 01/01/2013, (Insd. by MBIA)	AAA	5,000,000	5,668,000
Ser. A, 6.50%, 01/01/2018	BBB	3,750,000	4,300,050
Ser. B, 6.00%, 01/01/2022	BBB	5,415,000	5,769,195
Ser. C, 6.00%, 01/01/2018, (Insd. by AMBAC)	AAA	6,500,000	7,790,055
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

February 28, 2003 (unaudited)

	Credit Rating (v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
ELECTRIC REVENUE continued
North Carolina Eastern Muni. Pwr. Agcy. Pwr. Sys. RRB:
7.00%, 01/01/2013, (Insd. by MBIA)	AAA	$ 3,400,000	$ 4,279,784
7.50%, 01/01/2010	AAA	1,845,000	2,317,929
Ser. A, 5.63%, 01/01/2014	AAA	7,850,000	8,820,809
North Carolina Muni. Pwr. Agcy., Elec. RB, Catawba Nuclear Pwr. Proj.:
7.25%, 01/01/2007, (Insd. by AMBAC)	AAA	5,000,000	5,941,350
Ser. B, 6.38%, 01/01/2013	BBB+	5,000,000	5,624,200
50,511,372
ESCROW 3.1%
North Carolina Eastern Muni. Pwr. Agcy. Pwr. Sys. RB, Ser. A, 5.00%, 01/01/2021	AAA	5,000,000	5,416,100
North Carolina Muni. Pwr. Agcy., Elec. RB, Catawba Nuclear Pwr. Proj.:
5.50%, 01/01/2013	AAA	10,000,000	11,480,300
10.50%, 01/01/2010	AAA	3,935,000	5,170,669
22,067,069
GENERAL OBLIGATION - LOCAL 24.5%
Brunswick Cnty., NC GO, 5.00%, 05/01/2016, (Insd. by FGIC)	AAA	1,375,000	1,492,906
Buncombe Cnty., NC GO, 4.90%, 04/01/2014	AA	1,030,000	1,083,189
Burlington Cnty., NC GO, 5.20%, 02/01/2013, (Insd. by AMBAC)	AAA	1,650,000	1,831,120
Cabarrus Cnty., NC GO, 5.50%, 04/01/2015	AA-	1,500,000	1,682,610
Carteret Cnty., NC GO:
5.40%, 05/01/2013, (Insd. by MBIA)	AAA	1,300,000	1,453,374
5.40%, 05/01/2014, (Insd. by MBIA)	AAA	1,305,000	1,449,594
5.40%, 05/01/2015, (Insd. by MBIA)	AAA	1,400,000	1,552,838
Cary, NC GO, 5.00%, 03/01/2014	AAA	1,000,000	1,100,350
Charlotte, NC COP, Convention Fac. Proj.:
Ser. A, 5.50%, 08/01/2015 (+)	AA+	9,335,000	10,355,595
Ser. A, 5.50%, 08/01/2017 (+)	AA+	10,390,000	11,369,050
Ser. A, 5.50%, 08/01/2018 (+)	AA+	5,800,000	6,298,162
Charlotte, NC GO:
5.00%, 02/01/2010	AAA	5,000,000	5,600,100
5.25%, 02/01/2013	AAA	1,000,000	1,114,670
5.25%, 02/01/2020	AAA	7,655,000	8,305,139
5.25%, 02/01/2021	AAA	7,290,000	7,702,396
5.40%, 06/01/2012	AAA	3,000,000	3,291,600
5.50%, 06/01/2014	AAA	1,000,000	1,142,010
5.50%, 06/01/2015	AAA	1,600,000	1,821,680
5.60%, 06/01/2022	AAA	1,000,000	1,099,730
5.60%, 06/01/2025	AAA	4,490,000	4,890,328
Dare Cnty., NC COP, 5.13%, 06/01/2018, (Insd. by AMBAC)	AAA	1,000,000	1,077,420
Durham Cnty., NC COP:
5.00%, 05/01/2005	AA+	2,130,000	2,298,909
5.00%, 05/01/2007	AA+	1,000,000	1,116,160
5.00%, 05/01/2014	AA+	1,500,000	1,608,240
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

February 28, 2003 (unaudited)

	Credit Rating (v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
GENERAL OBLIGATION - LOCAL continued
Durham Cnty., NC GO:
Ser. 95, 5.80%, 02/01/2010	AAA	$2,400,000	$ 2,637,240
Ser. 95, 5.80%, 02/01/2011	AAA	2,400,000	2,639,760
Ser. 95, 5.80%, 02/01/2012	AAA	2,000,000	2,191,720
Durham, NC COP:
5.00%, 04/01/2011	AA+	1,640,000	1,822,368
5.25%, 04/01/2013	AA+	1,270,000	1,414,831
5.25%, 04/01/2015	AA+	1,020,000	1,119,960
Eden Cnty., NC GO:
5.75%, 06/01/2003, (Insd. by FSA)	AAA	855,000	864,935
5.75%, 06/01/2004, (Insd. by FSA)	AAA	845,000	889,498
5.75%, 06/01/2005, (Insd. by FSA)	AAA	835,000	907,202
5.75%, 06/01/2006, (Insd. by FSA)	AAA	825,000	918,415
5.75%, 06/01/2007, (Insd. by FSA)	AAA	815,000	918,766
Gaston Cnty., NC GO:
5.20%, 03/01/2015, (Insd. by AMBAC)	AAA	1,100,000	1,195,227
5.20%, 03/01/2016, (Insd. by AMBAC)	AAA	2,115,000	2,298,096
5.25%, 06/01/2018, (Insd. by AMBAC)	AAA	2,000,000	2,203,960
5.25%, 06/01/2019, (Insd. by AMBAC)	AAA	2,000,000	2,190,940
5.50%, 03/01/2014, (Insd. by FGIC)	AAA	1,475,000	1,701,737
Greensboro, NC Enterprise Sys. GO:
Ser. A, 5.00%, 06/01/2016	AA-	1,065,000	1,144,960
Ser. A, 5.30%, 06/01/2015	AAA	1,000,000	1,092,260
Harnett Cnty., NC COP, 5.38%, 12/01/2017, (Insd. by FSA)	AAA	1,875,000	2,086,181
Johnston Cnty., NC GO, 5.00%, 06/01/2014, (Insd. by FGIC)	AAA	1,000,000	1,100,250
Lee Cnty., NC GO:
5.00%, 04/01/2009, (Insd. by MBIA)	AAA	1,130,000	1,253,611
5.00%, 04/01/2010, (Insd. by MBIA)	AAA	1,725,000	1,907,246
5.00%, 04/01/2011, (Insd. by MBIA)	AAA	2,700,000	2,977,371
Mecklenburg Cnty., NC GO:
5.00%, 04/01/2009	AAA	6,500,000	7,299,500
Ser. B, 4.40%, 02/01/2010	AAA	7,175,000	7,672,084
Ser. B, 4.80%, 03/01/2009	AAA	4,405,000	4,809,027
Moore Cnty., NC GO:
4.90%, 06/01/2014, (Insd. by MBIA)	AAA	1,600,000	1,713,776
4.90%, 06/01/2015, (Insd. by MBIA)	AAA	1,175,000	1,251,575
New Hanover Cnty., NC COP, New Hanover Proj.:
4.80%, 12/01/2009, (Insd. by MBIA)	AAA	1,195,000	1,332,473
4.90%, 12/01/2010, (Insd. by MBIA)	AAA	1,250,000	1,389,937
5.00%, 12/01/2011, (Insd. by MBIA)	AAA	1,315,000	1,466,659
5.25%, 12/01/2018, (Insd. by AMBAC)	AAA	1,640,000	1,782,680
New Hanover Cnty., NC GO, 5.75%, 11/01/2013	AA	3,000,000	3,485,190
Orange Cnty., NC GO:
5.25%, 02/01/2013	AA+	2,545,000	2,874,400
5.30%, 04/01/2014	AA+	1,325,000	1,486,292
5.30%, 04/01/2015	AA+	1,115,000	1,247,005
Pub. Impt., 5.30%, 04/01/2016	AA+	2,865,000	3,204,187
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

February 28, 2003 (unaudited)

	Credit Rating (v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
GENERAL OBLIGATION - LOCAL continued
Wake Cnty., NC GO:
4.50%, 03/01/2010	AAA	$ 3,000,000	$ 3,173,100
4.60%, 03/01/2012	AAA	5,460,000	5,727,977
Ser. B, 5.25%, 02/01/2017	AAA	1,000,000	1,102,360
Winston Salem, NC COP:
Ser. A, 5.00%, 06/01/2013	AA+	1,050,000	1,156,911
Ser. A, 5.00%, 06/01/2015	AA+	1,250,000	1,354,375
Ser. C, 5.25%, 06/01/2015	AA+	1,980,000	2,162,675
173,905,887
GENERAL OBLIGATION - STATE 11.6%
Cmnwlth. of Puerto Rico GO, 6.25%, 07/01/2009, (Insd. by MBIA)	AAA	2,535,000	3,039,845
North Carolina GO:
4.60%, 04/01/2012	AAA	4,000,000	4,298,240
4.60%, 04/01/2013	AAA	4,120,000	4,415,610
Ser. A, 4.75%, 04/01/2011	AAA	5,600,000	6,047,272
Ser. A, 4.75%, 04/01/2014	AAA	11,035,000	11,748,302
Ser. A, 5.00%, 04/01/2016	AAA	13,010,000	14,845,581
Ser. A, 5.10%, 03/01/2008	AAA	1,000,000	1,107,140
Ser. A, 5.20%, 03/01/2014	AAA	2,300,000	2,625,565
Ser. A, 5.20%, 03/01/2015	AAA	5,000,000	5,707,750
Ser. A, 5.25%, 03/01/2015	AAA	1,000,000	1,110,900
Prison Facs., Ser. C, 4.80%, 03/01/2009	AAA	1,000,000	1,023,120
Pub. Impt.:
Ser. A, 5.00%, 03/01/2023	AAA	11,500,000	11,949,765
Ser. A, 5.25%, 03/01/2010	AAA	13,000,000	14,779,180
82,698,270
HOSPITAL 10.9%
Charlotte Mecklenberg Hosp. Auth., NC RB, Ser. A, 5.60%, 01/15/2009	AA	1,000,000	1,084,540
Cmnwlth. of Puerto Rico RB, Mennonite Gen. Hosp. Proj., Ser. A, 5.63%, 07/01/2027	BBB-	500,000	415,585
Cumberland Cnty., NC Hosp. Facs. RB:
5.25%, 10/01/2010	A-	1,310,000	1,430,258
5.25%, 10/01/2011	A-	900,000	970,704
Durham Cnty., NC COP, Hosp. & Office Facs. Proj., 6.00%, 05/01/2014	Aa2	1,000,000	1,135,320
Escambia Cnty., FL Hlth. Facs. Auth. RB, Ascension Hlth., Ser. C, 5.75%, 11/15/2032	AA	5,000,000	5,376,900
Iredell Cnty., NC Iredell Mem. Hosp. RB, 5.13%, 10/01/2013, (Insd. by AMBAC)	AAA	1,980,000	2,167,249
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

February 28, 2003 (unaudited)

	Credit Rating (v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
HOSPITAL continued
Klamath Falls, OR Intercommunity Hosp. Auth. RB, Merle West Med. Ctr. Proj.:
5.20%, 09/01/2009	BBB	$ 150,000	$ 158,990
5.35%, 09/01/2010	BBB	305,000	322,617
5.50%, 09/01/2011	BBB	400,000	421,168
5.60%, 09/01/2012	BBB	550,000	579,837
5.80%, 09/01/2014	BBB	875,000	925,146
5.90%, 09/01/2015	BBB	825,000	870,952
Maryland Hlth. & Higher Edl. Facs. Auth. RB, Univ. of Maryland Med. Ctr., 5.75%, 07/01/2021	A	5,000,000	5,330,100
North Carolina Med. Care Commission Hlth. Sys. RB, Mission St. Joseph’s Hlth. Sys.:
5.25%, 10/01/2013	AA	1,960,000	2,145,299
5.25%, 10/01/2014	AA	1,575,000	1,714,907
North Carolina Med. Care Commission Hosp. RB:
5.25%, 10/01/2013	A+	3,825,000	4,008,562
5.38%, 02/15/2011	A+	2,630,000	2,827,434
Gaston Mem. Hosp. Proj.:
5.40%, 02/15/2011	A+	2,000,000	2,147,000
5.50%, 02/15/2015	A+	1,000,000	1,065,950
5.50%, 02/15/2019	A+	1,000,000	1,032,350
Grace Hosp., Inc.:
6.50%, 10/01/2005	A+	1,110,000	1,236,707
6.50%, 10/01/2006	A+	1,180,000	1,348,657
Rex Hosp. Proj.:
6.13%, 06/01/2010	A+	2,500,000	2,582,525
6.25%, 06/01/2017	A+	3,700,000	3,823,321
Southeastern Regl. Med. Ctr.:
5.38%, 06/01/2032	A	1,000,000	1,013,290
5.50%, 06/01/2015	A	2,365,000	2,551,788
Stanley Mem. Hosp. Proj.:
5.38%, 10/01/2014, (Insd. by AMBAC)	AAA	5,000,000	5,314,450
6.50%, 10/01/2013	A	2,585,000	2,931,002
Transylvania Community Hosp., Inc.:
4.90%, 10/01/2003	NR	155,000	156,347
5.00%, 10/01/2004	NR	155,000	158,371
5.00%, 10/01/2005	NR	175,000	179,508
5.05%, 10/01/2006	NR	185,000	189,812
5.15%, 10/01/2007	NR	190,000	194,961
5.50%, 10/01/2012	NR	1,130,000	1,137,503
5.75%, 10/01/2019	NR	1,090,000	1,005,590
North Carolina Med. Care Commission Hosp. RRB:
Carolina Medicorp Proj., 5.50%, 05/01/2015	AA-	5,000,000	5,074,000
Rex Hosp. Proj., 4.63%, 06/01/2011, (Insd. by AMBAC)	AAA	1,355,000	1,446,408
Scotland Mem. Hosp. Proj., 5.00%, 10/01/2004	AA	525,000	553,361
Wilson Mem. Hosp. Proj., 5.20%, 11/01/2010, (Insd. by AMBAC)	AAA	1,525,000	1,685,613
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

February 28, 2003 (unaudited)

	Credit Rating (v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
HOSPITAL continued
Pitt Cnty., NC RRB, Mem. Hosp. Proj.:
5.20%, 12/01/2008	Aaa	$ 3,635,000	$ 4,059,386
5.25%, 12/01/2021	Aaa	1,250,000	1,326,938
5.30%, 12/01/2009	Aaa	3,000,000	3,358,290
77,458,696
HOUSING 5.6%
Burlington, NC Burlington Homes RB, Ser. A, 6.00%, 08/01/2009	A1	865,000	898,960
Charlotte, NC Hsg. Dev. Corp. RB, Vantage 78 Apts., 6.60%, 07/15/2021	Aaa	1,300,000	1,301,651
Durham Cnty., NC MHRB, Ivy Commons Proj., 8.00%, 03/01/2029	NR	2,750,000	2,612,252
Fremont, NC Hsg. Dev. Corp. RB, Torhunta Apts., 6.75%, 07/15/2022, (Insd. by FHA)	Aaa	890,000	895,206
North Carolina HFA RB:
Ser. 14-A, 4.70%, 07/01/2013	AAA	1,600,000	1,665,440
Ser. 14-A, 5.35%, 01/01/2022	AAA	2,135,000	2,213,611
Ser. 7-A, 5.55%, 01/01/2025	AA	2,605,000	2,699,457
Ser. 8-A, 5.95%, 01/01/2027	AA	2,540,000	2,708,046
Ser. 8-A, 6.00%, 07/01/2011	AA	2,050,000	2,184,501
Ser. 8-A, 6.10%, 07/01/2013	AA	2,300,000	2,427,581
Ser. 9-A, 5.60%, 07/01/2016	AA	3,100,000	3,289,317
North Carolina Hsg. Fin. & Dev. Auth. SFHRB:
Ser. EE, 5.90%, 09/01/2013	AA	895,000	945,568
Ser. JJ, 6.15%, 03/01/2011	AA	2,935,000	3,111,100
Ser. W, 6.20%, 09/01/2009	AA	555,000	571,045
North Carolina Hsg. Fin. Agcy. RB:
Ser. 9-A, 5.80%, 01/01/2020	AA	5,000,000	5,270,400
Ser. 9-A, 5.88%, 07/01/2031	AA	5,750,000	6,012,660
Raleigh, NC Hsg. Auth. MHRB, Ser. C, 7.00%, 11/01/2030(g)	NR	3,545,000	1,063,500
39,870,295
INDUSTRIAL DEVELOPMENT REVENUE 5.4%
Columbus Cnty., NC Indl. Facs. & Pollution Ctl. Fin. Auth. RB, International Paper Co. Proj.:
Ser. A, 5.85%, 12/01/2020	BBB	3,000,000	3,005,490
Ser. A, 6.15%, 04/01/2021	BBB	1,750,000	1,784,090
Craven Cnty., NC Indl. Facs. Pollution Ctl. Fin. Auth. RB, Weyerhaeuser Co. Proj., 6.35%, 01/01/2010	BBB	2,000,000	2,049,980
Georgetown Cnty., SC Env. Impt. RRB, International Paper Co. Proj., Ser. A, 5.70%, 04/01/2014	BBB	2,500,000	2,636,575
Haywood Cnty., NC Indl. Facs. & PCRB, Champion International Corp. Proj.:
6.00%, 03/01/2020	Baa2	1,500,000	1,522,710
6.25%, 09/01/2025	Baa2	2,750,000	2,796,833
Ser. A, 5.75%, 12/01/2025	BBB	2,150,000	2,105,710
Martin Cnty., NC Indl. Facs. PCRB, Weyerhaeuser Co. Proj., 6.80%, 05/01/2024	BBB	11,475,000	11,907,952
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

February 28, 2003 (unaudited)

	Credit Rating (v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
INDUSTRIAL DEVELOPMENT REVENUE continued
Northampton Cnty., NC Indl. Facs. & PCRB, International Paper Co. Proj., Ser. A, 6.20%, 02/01/2025, (LOC: J.P. Morgan Chase & Co.)	BBB	$1,000,000	$ 1,024,880
Wake Cnty., NC Indl. Facs. & PCRRB, Carolina Pwr. & Light Co. Proj., 5.38%, 02/01/2017	BBB+	9,130,000	9,717,515
38,551,735
LEASE 2.9%
Chapel Hill, NC Parking Facs. COP, 6.35%, 12/01/2018	AA	1,000,000	1,034,870
Charlotte, NC COP:
Cityfair Parking Facs. Proj., Ser. A, 6.13%, 06/01/2010	AA	1,735,000	1,878,537
Stadium Parking Facs. Proj.:
Ser. C, 6.00%, 06/01/2010	AA+	1,245,000	1,346,056
Ser. C, 6.00%, 06/01/2014	AA+	1,475,000	1,594,726
Durham Cnty., NC COP, New Durham Corp.:
Ser. A, 5.25%, 12/01/2010	AA+	1,160,000	1,326,634
Ser. B, 5.25%, 12/01/2011	AA+	1,485,000	1,688,133
Harnett Cnty., NC COP:
6.20%, 12/01/2009, (Insd. by AMBAC)	AAA	2,900,000	3,208,270
6.40%, 12/01/2014, (Insd. by AMBAC)	AAA	1,000,000	1,108,080
Kentucky Property & Bldgs. Commission RRB, Proj. 74, 5.38%, 02/01/2015, (Insd. by FSA)	AAA	2,500,000	2,781,600
New Hanover Cnty., NC COP, New Hanover Cnty Proj., 5.25%, 12/01/2017	AAA	2,000,000	2,186,340
San Diego Cnty., CA COP, Dev. Svcs. Foundation, 5.50%, 09/01/2017	BBB-	2,250,000	2,334,308
20,487,554
MISCELLANEOUS REVENUE 1.4%
Charlotte, NC Storm Wtr. RRB, 5.25%, 06/01/2016	AA+	1,525,000	1,690,508
Cumberland Cnty., NC Fin. Corp. Installment Payment RRB, Detention Ctr. & Mental Hlth., 5.63%, 06/01/2020	AAA	2,030,000	2,238,603
Henderson, NC Enterprise Sys. RB, 5.25%, 05/01/2018, (Insd. by AMBAC)	AAA	2,025,000	2,192,447
Texas Wtr. Dev. Board RB, Ser. A, 5.75%, 07/15/2016	AAA	3,275,000	3,632,466
9,754,024
PORT AUTHORITY 0.6%
Port of Seattle, WA RRB, Ser. C, 5.63%, 12/01/2013, (Insd. by FGIC)	AAA	3,780,000	4,179,622
PRE-REFUNDED 0.7%
Cumberland Cnty., NC COP, Civic Ctr. Proj., Ser. A, 6.40%, 12/01/2024, (Insd. by AMBAC)	AAA	2,390,000	2,654,405
Gastonia, NC Combined Util. Sys. RB:
6.00%, 05/01/2014, (Insd. by MBIA)	AAA	1,000,000	1,077,390
6.10%, 05/01/2019, (Insd. by MBIA)	AAA	1,505,000	1,623,233
5,355,028
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

February 28, 2003 (unaudited)

	Credit Rating (v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
PUBLIC FACILITIES 2.2%
Charlotte, NC COP:
Convention Facs. Proj., Ser. B, 5.50%, 12/01/2020	AA+	$ 3,695,000	$ 4,075,991
Pub. Safety Facs.:
Ser. D, 5.50%, 06/01/2020	AA+	1,090,000	1,197,474
Ser. D, 5.50%, 06/01/2025	AA+	3,000,000	3,215,130
Forsyth Cnty., NC COP, Pub. Facs. & Equip. Proj., 5.13%, 10/01/2017	AA+	2,000,000	2,155,360
Gaston Cnty., NC COP, Pub. Facs. Proj., 5.10%, 12/01/2010, (Insd. by MBIA)	AAA	1,105,000	1,234,628
Greensboro, NC COP, Coliseum Complex Impt. Proj., Ser. A, 5.63%, 12/01/2015	A1	2,000,000	2,321,780
Pitt Cnty., NC Pub. Facs. COP, Ser. A, 5.55%, 04/01/2012, (Insd. by MBIA)	AAA	1,000,000	1,129,350
15,329,713
RESOURCE RECOVERY 0.7%
Pennsylvania Econ. Dev. Fin. Auth. RB, Colver Proj., Ser. D, 7.15%, 12/01/2018	BBB-	5,000,000	5,188,750
SPECIAL TAX 0.7%
Virgin Islands Pub. Fin. Auth. RRB, Ser. A, 5.40%, 10/01/2012	BBB-	5,000,000	5,283,450
TOBACCO REVENUE 2.9%
New Jersey Tobacco Settlement Fin. Corp. RB, 5.75%, 06/01/2016	A	10,535,000	10,799,850
Tobacco Settlement Fin. Corp. RB, 6.38%, 06/01/2032	A	10,000,000	9,646,200
20,446,050
TRANSPORTATION 4.9%
Puerto Rico Cmnwlth. Hwy. & Trans. Auth. RB:
Ser. D, 5.75%, 07/01/2041	A	25,990,000	28,772,749
Ser. Y, 5.50%, 07/01/2036, (Insd. by MBIA)	AAA	5,650,000	6,268,788
35,041,537
UTILITY 3.2%
Charlotte, NC Wtr. & Swr. Sys. RB:
5.00%, 06/01/2008	AAA	1,340,000	1,509,899
5.13%, 06/01/2013	AAA	2,000,000	2,201,880
Concord, NC Util. Sys. RRB, Ser. B, 5.00%, 12/01/2017, (Insd. by MBIA)	AAA	2,375,000	2,502,300
Greensboro, NC Enterprise Sys. RB:
Ser. A, 5.38%, 06/01/2019	AA-	6,650,000	7,159,057
Ser. A, 6.50%, 06/01/2006	AA-	1,465,000	1,655,699
North Carolina Eastern Muni. Pwr. Agcy. RB, Ser. B, 7.00%, 01/01/2008	A	1,000,000	1,172,070
Winston Salem, NC Wtr. & Swr. Sys. RB:
4.80%, 06/01/2013	AAA	2,745,000	2,920,323
4.88%, 06/01/2014	AAA	3,350,000	3,560,012
22,681,240
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

February 28, 2003 (unaudited)

	Credit Rating (v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
WATER & SEWER 2.6%
Broad River, NC Wtr. Auth. Wtr. Sys. RB, 5.75%, 06/01/2018, (Insd. by MBIA)	Aaa	$ 1,410,000	$ 1,587,124
Buncombe Cnty., NC Metropolitan Sewer Dist. RRB:
5.00%, 07/01/2016, (Insd. by MBIA) (+)	AAA	1,630,000	1,769,740
5.00%, 07/01/2020, (Insd. by MBIA) (+)	AAA	1,185,000	1,249,547
Charlotte, NC Storm Wtr. RRB, 6.00%, 06/01/2025	AA+	1,000,000	1,196,800
Charlotte, NC Wtr. & Swr. Sys. RB, 5.75%, 06/01/2016	AAA	1,755,000	2,073,305
San Antonio, TX Wtr. RRB:
5.50%, 05/15/2016, (Insd. by FSA)	AAA	1,500,000	1,676,790
5.50%, 05/15/2017, (Insd. by FSA)	AAA	2,000,000	2,224,280
5.50%, 05/15/2018, (Insd. by FSA)	AAA	2,000,000	2,211,320
Wilson, NC Combined Enterprise Sys. RB, 5.25%, 12/01/2020, (Insd. by FSA)	Aaa	1,415,000	1,522,285
Winston Salem, NC Wtr. & Swr. Sys. RB, Ser. A, 5.00%, 06/01/2019	AAA	3,000,000	3,177,600
18,688,791
Total Municipal Obligations			712,548,539
SHORT-TERM INVESTMENTS 6.9%
SHORT-TERM MUNICIPAL OBLIGATIONS 3.3%
INDUSTRIAL DEVELOPMENT REVENUE 3.3%
Martin Cnty., NC Indl. Facs. PCRB, Weyerhaeuser Co. Proj., 3.10%, VRDN(++)	NR	10,000,000	10,000,000
Mohave, AZ IDA RB, 2.50%, VRDN	NR	4,100,000	4,100,000
Santa Cruz Cnty., AZ Dev. Auth. RB:
2.50%, VRDN	NR	2,180,000	2,180,000
3.00%, VRDN	NR	7,500,000	7,500,000
Total Short-Term Municipal Obligations			23,780,000

	Shares	Value

MUTUAL FUND SHARES 3.6%
Evergreen Institutional Municipal Money Market Fund (o)(++)	25,429,828	25,429,828
Total Short-Term Investments		49,209,828
Total Investments (cost $717,366,189) - 107.1%		761,758,367
Other Assets and Liabilities - (7.1%)		(50,585,400)
Net Assets - 100.0%		$ 711,172,967
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

February 28, 2003 (unaudited)

(v)	Credit ratings are unaudited and rated by Moody’s Investors Service where Standard and Poor’s ratings are not available.
(o)	Evergreen Investment Management Company, LLC is the investment advisor to both the fund and the money market fund.
(+)	When-issued security
(++)	All or a portion of the security has been segregated for when-issued securities.
(g)	Security which has defaulted on payment of interest and/or principal. The fund has stopped accruing interest on this security.

Summary of Abbreviations:
AMBAC	American Municipal Bond Assurance Corp.	MBIA	Municipal Bond Investors Assurance Corp.
COP	Certificates of Participation	MHRB	Multifamily Housing Revenue Bond
FGIC	Financial Guaranty Insurance Corp.	PCRB	Pollution Control Revenue Bond
FHA	Federal Housing Authority	PCRRB	Pollution Control Refunding Revenue Bond
FSA	Financial Security Assurance, Inc.	RB	Revenue Bond
GO	General Obligation	RRB	Refunding Revenue Bond
HFA	Housing Finance Authority	SFHRB	Single Family Housing Revenue Bond
LOC	Letter of Credit	VRDN	Variable Rate Demand Note

The following table shows the percent of total investments invested by geographic location as of February 28, 2003:
North Carolina	77.7%
Puerto Rico	5.1%
New Jersey	2.7%
Georgia	0.0%
Indiana	0.0%
Louisiana	0.0%
Massachusetts	0.0%
New Mexico	0.0%
Ohio	0.0%
Pennsylvania	0.7%
Virgin Islands	0.7%
District of Columbia	0.6%
South Dakota	0.0%
Utah	0.0%
Oregon	0.4%
West Virginia	0.0%
Non-state Specific	3.4%
Total	100.0%
See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2003 (unaudited)

Assets
Identified cost of securities	$ 717,366,189
Net unrealized gains on securities	44,392,178

Market value of securities	761,758,367
Receivable for securities sold	9,589,228
Receivable for Fund shares sold	241,622
Interest receivable	9,265,001
Prepaid expenses and other assets	33,470

Total assets	780,887,688

Liabilities
Dividends payable	2,222,869
Payable for securities purchased	66,635,334
Payable for Fund shares redeemed	797,369
Advisory fee payable	16,579
Distribution Plan expenses payable	3,385
Due to other related parties	5,835
Accrued expenses and other liabilities	33,350

Total liabilities	69,714,721

Net assets	$ 711,172,967

Net assets represented by
Paid-in capital	$ 676,045,340
Overdistributed net investment income	(216,384)
Accumulated net realized losses on securities	(9,048,167)
Net unrealized gains on securities	44,392,178

Total net assets	$ 711,172,967

Net assets consists of
Class A	$ 81,219,744
Class B	18,273,098
Class C	2,845,088
Class I	608,835,037

Total net assets	$ 711,172,967

Shares outstanding
Class A	7,693,323
Class B	1,730,869
Class C	269,497
Class I	57,670,810

Net asset value per share
Class A	$ 10.56
Class A -- Offering price (based on sales charge of 4.75%)	$ 11.09
Class B	$ 10.56
Class C	$ 10.56
Class C -- Offering price (based on sales charge of 1.00%)	$ 10.67
Class I	$ 10.56

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Six Months Ended February 28, 2003 (unaudited)

Investment income
Interest	$ 16,693,204

Expenses
Advisory fee	1,460,178
Distribution Plan expenses
Class A	95,534
Class B	90,653
Class C	9,522
Administrative services fees	347,661
Transfer agent fee	50,552
Trustees’ fees and expenses	7,493
Printing and postage expenses	11,351
Custodian fee	64,682
Registration and filing fees	58,024
Professional fees	10,890
Other	1,999

Total expenses	2,208,539
Less: Expense reductions	(1,384)
Fee waivers	(443,990)

Net expenses	1,763,165

Net investment income	14,930,039

Net realized and unrealized gains or losses on securities
Net realized gains on securities	709,109
Net change in unrealized gains or losses on securities	7,866,480

Net realized and unrealized gains or losses on securities	8,575,589

Net increase in net assets resulting from operations	$ 23,505,628

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	February 28, 2003		Year Ended
	(unaudited)		August 31, 2002

Operations
Net investment income		$ 14,930,039		$ 16,776,435
Net realized gains on securities		709,109		2,362,253
Net change in unrealized gains or losses on securities		7,866,480		7,891,030

Net increase in net assets resulting from operations		23,505,628		27,029,718

Distributions to shareholders from
Net investment income
Class A		(1,557,719)		(2,211,372)
Class B		(301,020)		(827,749)
Class C		(31,038)		(3,381)
Class I		(12,945,008)		(13,996,567)

Total distributions to shareholders		(14,834,785)		(17,039,069)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	1,277,908	13,351,385	2,994,929	30,793,533
Class B	262,424	2,746,517	484,225	4,955,718
Class C	191,194	1,994,090	83,713	864,812
Class I	4,367,634	45,751,652	3,171,858	32,559,601

		63,843,644		69,173,664

Net asset value of shares issued in reinvestment of distributions
Class A	71,687	749,202	142,719	1,463,649
Class B	15,660	163,658	54,795	561,286
Class C	1,862	19,440	221	2,298
Class I	19,769	206,417	17,940	184,567

		1,138,717		2,211,800

Automatic conversion of Class B shares to Class A shares
Class A	175,177	1,833,752	918,918	9,381,792
Class B	(175,177)	(1,833,752)	(918,918)	(9,381,792)

		0		0

Payment for shares redeemed
Class A	(804,542)	(8,378,124)	(1,182,116)	(12,045,745)
Class B	(134,242)	(1,400,916)	(227,435)	(2,324,105)
Class C	(7,493)	(77,842)	0	0
Class I	(4,231,447)	(44,197,045)	(6,477,891)	(66,514,254)

		(54,053,927)		(80,884,104)

Net asset value of shares issued in acquisition
Class A	0	0	629,437	6,434,113
Class I	0	0	41,203,603	421,184,075

		0		427,618,188

Net increase in net assets resulting from capital share transactions		10,928,434		418,119,548

Total increase in net assets		19,599,277		428,110,197
Net assets
Beginning of period		691,573,690		263,463,493

End of period		$ 711,172,967		$ 691,573,690

Overdistributed net investment income		$ (216,384)		$ (311,638)

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

1. ORGANIZATION

Evergreen North Carolina Municipal Bond Fund (the “Fund”) is a non-diversified series of Evergreen Municipal Trust (the “Trust”), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Institutional (“Class I”) shares. Class A shares are sold with a front-end sales charge and pay an ongoing distribution fee. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold with a front-end sales charge and are subject to a contingent deferred sales charge that is payable upon redemption within one year after the month of purchase. Both Class B and Class C shares pay a higher ongoing distribution fee than Class A. Class I shares are sold without a front-end sales charge or contingent deferred sales charge.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. When-issued and delayed delivery transactions

The Fund records when-issued securities no later than one business day after the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

c. Security transactions and investment income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

d. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

e. Distributions

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

f. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee of 0.42% of the Fund’s average daily net assets.

From time to time, EIMC may voluntarily or contractually waive its fees and/or reimburse expenses in order to limit operating expenses. For any fee waivers and/or reimbursements made after January 1, 2003, EIMC may recoup any amounts waived and/or reimbursed up to a period of three years following the end of the fiscal year in which the fee waivers and/or reimbursements were made. Total amounts subject to recoupment as of February 28, 2003 were $159,904. During the six months ended February 28, 2003, the investment advisor waived its fees in the amount of $443,990 which represents 0.13% of the Fund’s average daily net assets on an annualized basis.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. (“EDI”), a wholly owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class A shares and 1.00% of the average daily net assets for Class B and Class C shares.

5. ACQUISITION

Effective on the close of business on June 7, 2002, the Fund acquired substantially all the assets and assumed certain liabilities of Wachovia North Carolina Municipal Fund in a tax-free exchange for Class A and Class I shares of the Fund. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $12,839,374. The aggregate net assets of the Fund and Wachovia North Carolina Municipal Fund immediately prior to the acquisition were $253,195,971 and $427,618,188, respectively. The aggregate net assets of the Fund immediately after the acquisition were $680,814,159.

6. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $121,410,480 and $69,153,714, respectively, for the six months ended February 28, 2003.

On February 28, 2003, the aggregate cost of securities for federal income tax purposes was $717,366,189. The gross unrealized appreciation and depreciation on securities based on tax cost was $47,225,810 and $2,833,632, respectively, with a net unrealized appreciation of $44,392,178.

As of August 31, 2002, the Fund had $9,755,723 in capital loss carryovers for federal income tax purposes with $2,915,998 expiring in 2008 and $6,839,725 expiring in 2009.

Certain portions of the capital loss carryovers of the Fund were assumed as a result of acquisitions. Utilization of these capital loss carryovers were limited during the year ended August 31, 2002 in accordance with income tax regulations.

7. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other certain funds in the Evergreen fund family may participate in an interfund lending program. This program allows the Fund to borrow from other participating funds. During the six months ended February 28, 2003, the Fund did not participate in the interfund lending program.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced. The Fund received expense reductions from expense offset arrangements of $1,384, which represents 0.00% of its average daily net assets.

9. DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the six months ended February 28, 2003, the Fund had no borrowings under this agreement.

11. CONCENTRATION OF RISK

The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state, therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt mutual fund.

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TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Sales Manager, SMI-STEEL -- South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

TRUSTEES AND OFFICERS continued

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.

OFFICERS
William M. Ennis[3] President DOB: 6/26/1960 Term of office since: 1999	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt[5] Vice President and Assistant Treasurer DOB: 6/6/1963 Term of office since: 1998	Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior Tax Consulting/Acting Manager, Investment Companies Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft[5] Vice President DOB: 1/23/1965 Term of office since: 1998	Team Leader, Fund Administration, BISYS Fund Services.

[1] Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 109 Evergreen funds.

[2] Mr. Wagoner is an “interested person” of the fund because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the fund’s investment advisor.

[3] The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

[4] The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

[5] The address of the Officer is 3435 Stelzer Road, Columbus, OH 43219.

Additional information about the fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With over $232 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of February 28, 2003

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

For the fourth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key service areas. The award symbolizes the achievement of the highest tier of shareholder service within our industry. For 2002, Evergreen Investments was ranked third overall.

565571    4/2003

Evergreen Investments 200 Berkeley Street Boston, MA 02116-5034